UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Firefly Aerospace Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42789	81-5194980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2203 Scottsdale Drive Leander, Texas	78641
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 893-5570

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2026, Firefly Aerospace Inc. (the “Company”) priced the previously announced offering (the “Offering”) of its common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $48.00 per share (the “Offering Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-296233) (the “Registration Statement”). On May 28, 2026, in connection with the pricing of the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto (collectively, the “Underwriters”), and the selling stockholders listed on Schedule II thereto (the “Selling Stockholders”), pursuant to which the Company agreed to offer and sell 4,000,000 shares of Common Stock and the Selling Stockholders agreed to sell 8,000,000 shares of Common Stock at the Offering Price. The Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 1,800,000 shares of Common Stock. The Offering closed and the shares were delivered on June 1, 2026. The material terms of the Offering are described in the prospectus, dated May 28, 2026, filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on June 1, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to the Registration Statement.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company and the Selling Stockholders have agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act. This description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 28, 2026, by and among Firefly Aerospace Inc., the selling stockholders listed on Schedule II thereto and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREFLY AEROSPACE INC.

Date: June 2, 2026	By:	/s/ Darren Ma
Darren Ma
Chief Financial Officer